EXHIBIT 10.7.1

                  FIRST AMENDMENT TO THE CREDIT AGREEMENT

          FIRST AMENDMENT, dated as of December 7, 1999 (this "First Amendment"), to the Credit Agreement, dated as of July 23, 1997 (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among COMMSCOPE, INC. OF NORTH CAROLINA a Delaware corporation (the "Company"), the several lenders from time to time parties thereto (the "Banks"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Banks (in such capacity, the "Administrative Agent"), and the financial institutions named therein as co-agents for the Banks (in such capacity, collectively, the "Co-Agents"; each, individually, a "Co-Agent").

                            W I T N E S S E T H:
                            - - - - - - - - - -


          WHEREAS, the Company, the Banks, the Administrative Agent and the Co-Agents are parties to the Credit Agreement;

          WHEREAS, the Company has requested that the Banks amend the Credit Agreement as set forth herein;

          WHEREAS, the Banks, the Administrative Agent and the Co-Agents are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company, the Banks, the Administrative Agent and the Co-Agents hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

          2. Amendments to Credit Agreement. (a) Subsection 1.1 of the Credit Agreement is amended by adding the following definitions in proper alphabetical order:

          "Holdings Senior Subordinated Note Indenture": the Indenture to
     be entered into by Holdings and, if applicable, certain of its Subsidiaries in connection with the issuance of the Holdings Senior Subordinated Notes, together with all instruments and other agreements entered into by Holdings or such Subsidiaries in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time.
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          "Holdings Senior Subordinated Note Issuance Date": the first date on which the Holdings Senior Subordinated Notes are issued.

          "Holdings Senior Subordinated Notes": the senior subordinated or subordinated notes (including any convertible subordinated notes and exchange notes) of Holdings to be issued pursuant to the Holdings Senior Subordinated Note Indenture.

          (b) Section 4 of the Credit Agreement is amended by adding the following new subsections 4.18 and 4.19 at the end thereof:

          4.18 Seniority. On and after the Holdings Senior Subordinated
     Note Issuance Date (a) the obligations of Holdings under each Credit Document to which it is a party will constitute "Senior Indebtedness" (however denominated) of Holdings under and as defined in the Holdings Senior Subordinated Note Indenture and (b) the obligations of the Company and each Subsidiary Guarantor under each Credit Document to which it is a party constitute "Senior Indebtedness" (however denominated) of the Company or such Subsidiary Guarantor, as the case may be, under and as defined in the Holdings Senior Subordinated Note Indenture, if applicable.

          4.19. Year 2000 Matters. Except as could not reasonably be expected to result in a Material Adverse Effect, any reprogramming required to permit the proper functioning, in and following the year 2000, of the Company's computer systems and equipment containing embedded microchips, and the testing of all such systems and equipment, as so reprogrammed, has been completed. The testing of all such systems and equipment, as so reprogrammed, will be accomplished in a manner and by a date that could not reasonably be expected to result in a Material Adverse Effect. The cost to the Company of any such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Company (including, without limitation, reprogramming errors and the failure of others' systems or equipment) could not reasonably be expected to result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Company and its Subsidiaries "will be and, with ordinary course upgrading and maintenance, will continue to be, sufficient to permit the Company to conduct its business without Material Adverse Effect. The foregoing representation shall be qualified (a) by the Company's disclosure with respect to year 2000 matters contained in the Company's Form 10-Q for the quarterly period ended September 30, 1999 and (b) as to the status of year 2000 matters with respect to third parties that, to the knowledge of the


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     Company after reasonable inquiry, such matters could not be reasonably expected to result in a Material Adverse Effect.

          (c) Subsection 7.3 of the Credit Agreement is amended by (i) deleting the word "and" from the end of clause (f), (ii) deleting the period at the end of clause (g) and substituting therefor the phrase ";and" and (iii) adding thereto the following new clause (h):

               (h) Guarantee Obligations of the Company and the Subsidiary Guarantors in respect of the Holdings Senior Subordinated Notes, if applicable, provided that such Guarantee Obligations are subordinated to the Obligations or the Subsidiary Guarantees, as the case may be, to the same extent as the obligations of Holdings in respect of the Holdings Senior Subordinated Notes are subordinated to the obligations of Holdings under the Credit Documents to which it is a party.

          (d) Subsection 7.10 of the Credit Agreement is amended by (i) deleting the word "and" from the end of clause (b), (ii) deleting the period at the end of clause (c) and substituting therefor the phrase ";and" and (iii) adding thereto the following new clause (d):

               (d) the Company may pay dividends to Holdings in amounts sufficient to permit Holdings to make scheduled payments of interest on the Holdings Senior Subordinated Notes when due as long as at the time thereof and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing under paragraph (a) of Section 8.

          (e) Section 8 of the Credit Agreement is amended by adding the following at the end of paragraph (k):

     or (iii) a change of control, however denominated, shall occur under the Holdings Senior Subordinated Note Indenture; or

          (f) Paragraph (j) of Section 8 of the Credit Agreement is hereby amended by (i) deleting the word "or" from the end of clause (ii) thereof and substituting therefor a comma and (ii) deleting the phrase ";or" at the end of clause (iii) and substituting therefor the following:

          or (iv) the incurrence of Indebtedness by Holdings consisting of the Holdings Senior Subordinated Notes as long as (i) the aggregate principal amount of the Holdings Senior Subordinated Notes does not exceed $200,000,000, (ii) the Holdings Senior Subordinated Notes are issued at par or at a discount or premium not giving rise to original issue discount under


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
          the Code, (iii) the Holdings Senior Subordinated Notes contain covenants, events of default and remedies as are then customary for similar subordinated unsecured debt securities issued in a public offering or a Rule 144A transaction and in any event no more restrictive than those contained herein, (iv) the Holdings Senior Subordinated Notes have no scheduled principal payments prior to the sixth anniversary of the date of issuance thereof and are subject to no mandatory prepayments or redemptions or offers to purchase except for those based on a change of control or asset sales on terms as are then customary for senior unsecured debt securities issued in a public offering or a Rule 144A transaction and (v) the Holdings Senior Subordinated Notes contain subordination provisions satisfactory to the Administrative Agent (the Holdings Senior Subordinated Notes shall be deemed to comply with this clause (iv) unless the Required Banks or the Administrative Agent notify the Company within five Business Days after their receipt of the preliminary offering memorandum (or any draft thereof containing substantially the same terms as are set forth in such preliminary offering memorandum) for the Holdings Senior Subordinated Notes that the senior subordinated notes described therein do not comply with this clause (iv), the Company hereby agreeing to distribute such preliminary offering memorandum to the Banks promptly following the printing thereof). To the extent that the aggregate principal amount of the Holdings Senior Subordinated Notes exceeds $150,000,000, such excess shall be deemed to utilize availability under clause (f) of Section 7.15, and Holdings and the Company hereby agree that they will not permit the aggregate principal amount of the Senior Subordinated Notes to exceed the sum of $150,000,000 plus the available unutilized amount under clause (f) of Section 7.15. Neither Holdings nor any of its Subsidiaries will (a) make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to the Holdings Senior Subordinated Notes, provided, however, Holdings may optionally redeem (and offer to optionally redeem) the Holdings Senior Subordinated Notes when permitted under, and in accordance with, the Holdings Senior Subordinated
          Note Indenture as long as (I) no such redemption occurs prior to the third anniversary of the Holdings Senior Subordinated Note Issuance Date, (II) no such redemption may be made if a Default or Event of Default exists at the time thereof or would exist after giving effect thereto and (III) the average closing price of the common stock of Holdings on the New York Stock Exchange during the period of 10 consecutive trading days immediately preceding the date on which Holdings issues a notice of redemption of the Holdings Senior Subordinated Notes in accordance with the Holdings Senior Subordinated



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
          Note Indenture exceeds the conversion price then in effect for such common stock as provided in the Holdings Senior Subordinated
          Note Indenture by at least 10%, (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Holdings Senior Subordinated Notes (other than any such amendment, modification, waiver or other change that (i) would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon and (ii) does not involve the payment of a consent fee), or (c) designate any Indebtedness (other than obligations of the Loan Parties pursuant to the Credit Documents) as "Designated Senior Indebtedness" for the purposes of the Holdings Senior Subordinated Note Indenture; or

          (g) Section 8 of the Credit Agreement is amended by adding the following new paragraph (1) immediately after paragraph (k):

               (1) on and after the Holdings Senior Subordinated Note Issuance Date, the Holdings Senior Subordinated Notes or the guarantees thereof shall cease, for any reason, to be validly subordinated to the Obligations or the obligations of Holdings and the Subsidiary Guarantors, if applicable, under the Credit Documents, as the case may be, as provided in the Holdings Senior Subordinated Note Indenture, or any Loan Party, any Affiliate of any Loan Party, the trustee in respect of the Holdings Senior Subordinated Notes or the holders of at least 25% in aggregate principal amount of the Holdings Senior Subordinated Notes shall so assert;

          3. Representations and Warranties. The Company hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 4 of the Credit Agreement, as amended by this First Amendment. The Company represents and warrants that, after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

          4. Effectiveness. Upon receipt by the Administrative Agent of counterparts of this Second Amendment duly executed by the Company, Holdings and the Required Banks, this Second Amendment shall become effective as of the date of receipt by the Administrative Agent of such counterparts (the "Effective Date").

          5. Continuing Effect of the Credit Agreement. This First Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Banks, the Administrative Agent or the Co-Agents. Except as expressly amended



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
hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          6. Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts (including telecopied counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

          7. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



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
          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered in New York, New York by their respective proper and duly authorized officers as of the day and year first above written.

                                COMMSCOPE, INC. OF NORTH CAROLINA

                                By: /s/ Barry D. Graham
                                   ---------------------------------------
                                    Title:  Treasurer


                                THE CHASE MANHATTAN BANK, as
                                Administrative Agent, as a Co-Agent and
                                as a Bank

                                By: /s/ Steven J. Faliski
                                   ---------------------------------------
                                    Title:  Vice President


                                BANK OF AMERICA NATIONAL TRUST AND
                                SAVINGS ASSOCIATION, as a Co-Agent
                                and as a Bank

                                By: /s/ Adam Kaplan
                                   ---------------------------------------
                                    Title:  Vice President


                                BANKBOSTON, N.A., as a Co-Agent and as a Bank

                                By: /s/ Jorge A. Schwartz
                                   ---------------------------------------
                                    Title:  Director


                                BANK OF TOKYO-MITSUBISHI TRUST
                                COMPANY, as a Co-Agent and as a Bank

                                By:  /s/ R. Glass
                                   ---------------------------------------
                                    Title:  Vice President



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
                                CIBC INC., as a Co-Agent and as a Bank

                                By:  /s/ Lindsay Gordon
                                   ---------------------------------------
                                    Title:  Executive Director


                                CREDIT LYONNAIS ATLANTA AGENCY, as a Co-
                                Agent and as a Bank

                                By:  /s/ Scott R. Chappelka
                                   ---------------------------------------
                                    Title:  Vice President


                                FIRST UNION NATIONAL BANK, as a Co-Agent and as a Bank

                                By:  /s/ Frederick E. Blumer
                                   ---------------------------------------
                                    Title:  Vice President


                                THE FUJI BANK, LIMITED, ATLANTA AGENCY,
                                as a Co-Agent and as a Bank

                                By:  /s/ Yuji Tanaka
                                   ---------------------------------------
                                    Title:  Vice President & Manager




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
                                WACHOVIA BANK, N.A., as a Co-Agent and as a Bank

                                By:  /s/ Christopher L. Fincher
                                   ---------------------------------------
                                    Title:  Senior Vice President


                                BANQUE NATIONALE DE PARIS

                                By:  /s/ Nuala Marley
                                   ---------------------------------------
                                    Title:  Vice President

                                By:  /s/ Brian M. Foster
                                   ---------------------------------------
                                    Title:  Vice President


                                PARIBAS

                                By:  /s/ Duane Helkowski
                                   ---------------------------------------
                                    Title:  Vice President

                                By:  /s/ Scott C. Sergeant
                                   ---------------------------------------
                                    Title:  Assistant Vice President


                                CREDIT AGRICOLE INDOSUEZ

                                By:  /s/ Patrick Cocquerel
                                   ---------------------------------------
                                    Title:  First Vice President,
                                            Managing Director

                                By:  /s/ Michael R. Quiray
                                   ---------------------------------------
                                    Title:  Vice President, Senior
                                            Relationship Manager



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
                                COMMERZBANK AG, NEW YORK AND GRAND
                                CAYMAN BRANCHES

                                By:  /s/ Harry P. Yergey
                                   ---------------------------------------
                                    Title:  Senior Vice President & Manager

                                By:  /s/ Subash R. Viswanathan
                                   ---------------------------------------
                                    Title:  Vice President


                                DESIGNATED LENDER:
                                FOUR WINDS FUNDING CORPORATION
                                By Commerzbank AG, New York
                                Branch, as Administrator and
                                attorney-in-fact

                                By:  /s/ Carl H. Jackson
                                   ---------------------------------------
                                    Title:  Senior Vice President

                                By:  /s/ Howard A. Thompson
                                   ---------------------------------------
                                    Title:  Vice President


                                DESIGNATING LENDER:
                                COMMERZBANK AG, NEW YORK AND GRAND
                                CAYMAN BRANCHES

                                By:  /s/ Harry P. Yergey
                                   ---------------------------------------
                                    Title:  Senior Vice President & Manager

                                By:  /s/ Subash R. Viswanathan
                                   ---------------------------------------
                                    Title:  Vice President


                                FLEET NATIONAL BANK

                                By:  /s/ Deanne M. Horn
                                   ---------------------------------------
                                    Title:  Vice President



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
                                THE MITSUI TRUST AND BANKING COMPANY, LIMITED

                                By:  /s/ Satoshi Kikuchihara
                                   ---------------------------------------
                                    Title:  Senior Vice President


                                THE SANWA BANK LIMITED, CHICAGO BRANCH

                                By:  /s/ Kenneth C. Eichwald
                                   ---------------------------------------
                                    Title:  Executive Vice President


                                SCOTIABANC INC.

                                By:  /s/ William E. Zarrett
                                   ---------------------------------------
                                    Title:  Managing Director


                                THE SUMITOMO BANK, LTD., CHICAGO BRANCH

                                By:  /s/ John H. Kemper
                                   ---------------------------------------
                                    Title:  Senior Vice President




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
                                STB DELAWARE FUNDING TRUST I

                                By:  /s/ Donald C. Hargadon
                                   ---------------------------------------
                                    Title:  Assistant Vice President


                                THE TOKAI BANK, LTD., NEW YORK BRANCH

                                By: /s/ Shinichi Nakatani
                                   ---------------------------------------
                                    Title:  Assistant General Manager


                                GENERAL ELECTRIC CAPITAL CORPORATION

                                By:  /s/ Gregory Hong
                                   ---------------------------------------
                                    Title:  Duly Authorized Signatory



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
The undersigned agrees to the foregoing
First Amendment and to its obligations
thereunder and confirms that its
obligations under the Holdings Guarantee remain in full force and effect:

COMMSCOPE, INC.

By:  /s/ Barry D. Graham
   ----------------------------------
   Title:




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